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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2001
                                                   -------------


                         Commission File No. 001-16111
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                              Global Payments Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Georgia                            58-2567903
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          (State or other jurisdiction of    (IRS Employer
          incorporation)                     Identification Number)


     Four Corporate Square, Atlanta, Georgia     30329
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     (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code (404) 728-2363
                                                          --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)
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Item 5.  Other Events.
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Global Payments to Purchase MasterCard International's Interest in Global
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Payment Systems LLC
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Global Payments Inc. has agreed to terms to purchase the 7.5% minority interest owned by MasterCard International Incorporated in Global Payment Systems LLC,
effective June 1, 2001.   The transaction is expected to close before August
31, 2001, the end of Global's first fiscal quarter of 2002.   The transaction is
expected to be non-dilutive to Global's earnings in fiscal 2002.

     Global Payment Systems LLC was formed in 1996 as a joint venture of National Data Corporation and MasterCard International and offers card processing and funds transfer services primarily to financial institutions in the United States and Canada.

     Global Payments Inc. is a leading provider of electronic transaction processing services to merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations. Global Payments offers a comprehensive line of payment solutions, including credit and debit cards, business-to-business purchasing cards, gift cards, check guarantee, check verification and recovery, terminal management and funds transfer services.
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Forward-Looking Information

     When used in this Current Report on Form 8-K and elsewhere by management of Global Payments Inc. ("Global Payments" or the "Company"), from time to time, the words "believes," "anticipates," "expects," "intends," "plans" and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the amount of future capital expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, and the timing of the introduction of new and modified products or services. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and their results subject to risks related to the implementation of changes by the Company, the failure to implement changes, and customer acceptance of such changes or lack of change. Actual results of events could differ materially from those anticipated in the Company's forward-looking statements, as a result of a variety of factors, including: (a) those set forth in Risk Factors in the Company's Information Statement included in the Registration Statement on Form 10 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set forth from time to time in the Company's analyst calls and discussions. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.
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                                   SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLOBAL PAYMENTS INC.
                                         --------------------
                                              (Registrant)

                                         By: /s/ James G. Kelly
                                             -------------------------
                                         James G. Kelly
                                         Chief Financial Officer
                                         (Principal Financial Officer
                                         and Chief Accounting Officer)

Date:  July 27, 2001